UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2011

Asia Carbon Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

110 Wall Street
11th Floor
New York, NY		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 623-6999

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On February 23, 2011, Asia Carbon Industries, Inc. (the “Company”) issued a letter to its shareholders discussing certain recent developments with the Company. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
99.1	Letter to Shareholders dated February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA CARBON INDUSTRIES, INC.

Date: February 23, 2011	By:	/s/Xiaolong Zhou
	Name:	Xiaolong Zhou
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Shareholders dated February 23, 2011